Concorde Funds, Inc.
Concorde Wealth Management Fund
(the “FUND”)
April 5, 2019

Supplement to the Statement of Additional Information dated January 31, 2019

On March 20, 2019, the shareholders of the FUND elected three directors.  In connection with this election, the disclosure under “Directors and Officers of the Corporation” in the Statement of Additional Information is replaced in its entirety with the following disclosure:

DIRECTORS AND OFFICERS OF THE CORPORATION

As a Texas corporation, the business and affairs of the Corporation are managed by its officers under the direction of the Board.  The Board is responsible for the overall management of the Corporation.  This includes the general supervision and review of the FUND’s investment policies and activities.  The Board approves all significant agreements between the Corporation and those parties furnishing services to it, which include agreements with the Advisor, Administrator, Custodian and Transfer Agent.  The Board appoints officers who conduct and administer the FUND’s day-to-day operations. The Corporation has an audit committee consisting solely of disinterested directors, with Dr. William Marcy and Mr. Harold E. Schneider currently serving on the committee.  Dr. William Marcy and Mr. John H. Wilson served on the audit committee during the prior fiscal year.  The audit committee met one time during the fiscal year ended September 30, 2018.

 As Chairman of the Board and disinterested director, Dr. Marcy is the presiding officer at all meetings of the Board.  Given the size of the Board and the ability of the disinterested directors to provide input on meeting agendas, together with the regular executive sessions of the disinterested directors and the annual Board self-assessment, the Board believes that the current structure is working effectively. Accordingly, the Board has determined that its leadership structure is appropriate and effective in light of the size of the Corporation, the nature of its business and industry practices.

Through its direct oversight role, and indirectly through the Audit Committee, the Board performs a risk oversight function for the FUND.  To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the FUND; reviews and approves, as applicable, the compliance policies and procedures of the FUND; approves the FUND’s principal investment policies; meets with representatives of various service providers, including the Advisor and the independent registered public accounting firm of the FUND, to review and discuss the activities of the FUND and to provide direction with respect thereto; and appoints a chief compliance officer of the FUND who oversees the implementation and testing of the FUND’s compliance program and reports to the Board regarding compliance matters for the FUND and its service providers.

The audit committee plays a significant role in risk oversight as it meets annually with the auditor of the FUND and periodically with the FUND’s Chief Compliance Officer.  The Board has no other committees.

Not all risks that may affect the FUND can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects.  It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the FUND, the Advisor or other service providers.  Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the FUND’s goals.  As a result of the foregoing and other factors, the FUND’s ability to manage risk is subject to substantial limitations.

The directors and officers of the FUND are as set forth below (ages and employment tenures listed are as of December 31, 2018

Name, Address and Year of Birth	Position(s) Held with the FUND	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	# of Portfolios in FUND Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years

“Disinterested Persons”

William Marcy, Ph.D., P.E. Born: 1942 Address: 8383 Preston Center Plaza Drive, Suite 360 Dallas TX 75225	Director	Indefinite, until successor elected Since 2006	Executive Director of the Murdough Center for Engineering Professionalism and the National Institute for Engineering Ethics, Texas Tech University. He is a former Provost and Senior Vice President for Academic Affairs, Texas Tech University.	1	None

Harold E. Schneider Born: 1950 Address: 8383 Preston Center Plaza Drive, Suite 360 Dallas TX 75225	Director	Indefinite, until successor elected Since 2019	A private investor in real estate, equity and oil and gas investments.	1	None

Name, Address and Year of Birth	Position(s) Held with the FUND	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	# of Portfolios in FUND Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years

“Interested Persons”

Gary B. Wood, Ph.D. (1) (2) Born: 1949 Address: 8383 Preston Center Plaza Drive, Suite 360 Dallas TX 75225	President and Director	Indefinite, until successor elected (as Director) One-year term (as officer) Since 1987 Treasurer (1987 – 2014)	President, Secretary, Treasurer and a director of the Advisor and Concorde Capital Corporation, an exempt reporting advisor to funds affiliated with the Advisor. He is also Chairman of the Board and Interim CEO of International Hospital Corporation Holding, NV and its subsidiaries, which owns, develops and manages private healthcare facilities in Mexico, Central America and Brazil.	1	None

John A. Stetter Born: 1955 Address: 8383 Preston Center Plaza Drive, Suite 360 Dallas TX 75225	Secretary	One-year term Since 1998	Vice President and Portfolio Manager for the Advisor.	N/A	N/A

Gregory B. Wood(2) Born: 1979 Address: 8383 Preston Center Plaza Drive, Suite 360 Dallas TX 75225	Treasurer and Chief Compliance Officer	One-year term (as Treasurer) Since 2014; (as Chief Compliance Officer) Since 2015	Vice President of Concorde Investment Management and Concorde Capital since 2014. Commercial banking underwriter at JPMorgan Chase & Co., Inc. (2010 – 2014).	N/A	N/A

(1)	Dr. Wood is a director who is an “interested person” of the FUND as that term is defined in the 1940 Act, due to the position he holds with the Advisor.
(2)	Dr. Wood and Gregory Wood are father and son, respectively.

Gary B. Wood, Ph.D., has been a director of the FUND since its inception.  His experience and skill as a portfolio manager, as well as his familiarity with investment strategies utilized by the Advisor, led to the conclusion that he should serve as a director.   William Marcy, Ph.D. has served as a director since 2006.  Dr. Marcy is an experienced businessman and is familiar with financial statements.  Dr. Marcy takes a constructive and thoughtful approach in addressing issues facing the FUND.  This combination of skill and attributes led to the conclusion that Dr. Marcy should serve as a director.  Harold E. Schneider is newly elected as a director.  Mr. Schneider’s experience as an investor has provided him with knowledge of financial, accounting, regulatory and investment matters that are relevant to the operation of the FUND.  As an experienced businessman, Mr. Schneider is familiar with financial statements.  This combination of experiences and knowledge led to the conclusion that Mr. Schneider should serve as a director.

Director Compensation. During the fiscal year ended September 30, 2018, each director who is not deemed an “interested person” of the FUND received $250 for each Board meeting attended. The FUND’s standard arrangement with the directors is to reimburse each director for expenses incurred in connection with attendance at meetings of the Board.  The FUND does not maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as FUND expenses.

The following table sets forth the compensation paid by the FUND to each of the directors of the FUND that served during the fiscal year ended September 30, 2018:

COMPENSATION TABLE

Name of Person	Aggregate Compensation from the FUND	Pension or Retirement Benefits Accrued as Part of FUND Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the FUND Complex Paid to Director(1)
“Disinterested Persons”
William Marcy, Ph.D., P.E.	$1,000	$0	$0	$1,000
John H. Wilson(2)	$1,000	$0	$0	$1,000
“Interested Person”
Gary B. Wood, Ph.D.	$0	$0	$0	$0

(1)   The FUND Complex consists of the FUND.

(2)    Mr. Wilson resigned as a director effective as of the close of business on November 15, 2018.

Director Ownership of FUND. The following table sets forth the dollar range of shares beneficially owned by each director in the FUND as of December 31, 2018, using the following ranges: None, $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; or over $100,000.

Name of Director	Dollar Range of Shares in the FUND	Aggregate Dollar Range of Shares in All Registered Investment Companies Overseen by Director in Family of Investment Companies
“Disinterested Persons”
William Marcy, Ph.D., P.E.	None	None
Harold E. Schneider	None	None
“Interested Person”
Gary B. Wood, Ph.D.	Over $100,000	Over $100,000

None of the directors who are disinterested persons, or any members of their immediate family, own shares of the Advisor or companies, other than registered investment companies, controlled by or under common control with the Advisor.

The Board held four meetings in 2018. Each director attended at least 75% of the aggregate of (a) the total number of meetings of the board and (b) the total number of meetings held by all committees of the board on which the director served.

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 Statement of Additional Information Supplement Dated April 5, 2019

Please Read Carefully and Keep for Future Reference